ADDENDUM TO CONSULTING AGREEMENT


  This is an Addendum to the Consultant Agreement dated April 19th , 1996, commencing April 1st, 1996, by and between HARVARD SCIENTIFIC CORP., NEVADA Corporation (hereinafter referred to as "HARVARD" OR THE "company"), having its principal place of business at 100 No. Arlington, suite 380, Reno, Nevada 89501; and DR. JACKIE R. SEE, M.D. (hereinafter referred to as "EXECUTIVE").

       REGISTRATION RIGHTS.
       --------------------

(i) DEMAND: During the period from the date of issuance until five (5) years from the date if issuance, the EXECUTIVE may demand, as many times as requested by EXECUTIVE, that at HARVARD'S Expense, promptly file a Registration Statement under the Securities Act of 1933, as amended (the "Act"), to permit a public offering of the shares of Common Stock issued to the EXECUTIVE. The COMPANY shall keep such Registration Statement current for a period of one (1) year. If, after a Registration Statement becomes effective, the COMPANY advises the EXECUTIVE that the COMPANY considers it appropriate for the registration Statement to be amended, the EXECUTIVE shall suspend any further sales of his registered shares until the COMPANY advises him that the Registration Statement has been amended. The one (1) year period referred to herein during which the Registration Statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the rights to sell shares was suspended pursuant to the preceding sentence, but in no event will the COMPANY be required to update the Registration Statement after the second anniversary of the effective date.

(ii) PIGGY-BACK: If at any time after the date of issuance of the Common Stock and expiring five (5) years thereafter, the COMPANY proposes to register any of its equity securities under the Securities Act (other than in connection with a merger, acquisition or exchange offer on Form S-4 or pursuant to Form S-8 or successor forms), it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such Registration Statement, to the EXECUTIVE, of its intention to do so. Upon the written request of the EXECUTIVE, given within ten (10) days after receipt of any such notice of his desire to include any Common Stock in such proposed Registration Statement, the COMPANY shall afford the EXECUTIVE the opportunity to have any such Common Stock registered under such Registration Statement.









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          Notwithstanding the provisions of this Section, the COMPANY shall have the right any time after it shall have given written notice pursuant to this section (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.
          If any registration pursuant to this section shall be underwritten in whole of in part, the COMPANY may require that the Common Stock requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriter(s).
          Notwithstanding the provisions of this section, if the managing underwriter in an underwritten public offering of securities shall advise the COMPANY in writing that inclusion of some or all of the Common Stock would, in such managing underwriter's opinion, materially interfere with the proposed distribution of the securities to be offered by the COMPANY, in respect of which registration was originally to be effected, then the number of shares of Common Stock to be included in the registration statement may be reduced or excluded in their entirety if so required by the underwriter from the Registration Statement. Notwithstanding the provisions of this section, it shall be a condition precedent to the obligations of the COMPANY to take any action pursuant to this section with respect to the Common Stock that the EXECUTIVE Shall furnish to the COMPANY such information regarding himself, the Common Stock held by him, and the intended method of disposition of such securities as shall be required to effect the registration of the EXECUTIVE'S Common Stock.


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       HARVARD SCIENTIFIC CORP.



                                       By:/S/ THOMAS E WAITE
         --------------                ------------------------------
           Dated                       Thomas E. Waite, President and
                                       Chairman of the Board




                                       /S/ JACKIE R. SEE
         --------------                ------------------------------
           Dated                       Dr. Jackie R. See, M.D., Executive


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